                                 EXHIBIT 10.11


                       Benj. A. Smith & Associates, Ltd.
              Limited Discretionary Investment Advisory Agreement

     AGREEMENT, effective this _____ day of ___________, 2000, between Macatawa Bank and Benj. A. Smith & Associates, Ltd., A Michigan Corporation, 106 East 8/th/ Street, Holland, MI 49423.

1. Appointment. Macatawa Bank hereby appoints and retains Benj. A. Smith & Associates, Ltd. to provide Macatawa Bank with investment advice, investment recommendations and to perform such other duties and acts as are described on Schedule "A" attached hereto and in any changes, additions and withdrawals thereto, including earnings and profits (the "Accounts"). Macatawa Bank may add to, withdraw from, or change the assets of the Accounts, and agree to advise Benj. A. Smith & Associates, Ltd. upon doing so.

2. Custody of Account. Benj. A. Smith & Associates, Ltd. shall not be Custodian or Trustee of the Accounts. Macatawa Bank will act as Custodian to take and have custody of the Accounts. Macatawa Bank shall provide Benj.
     A. Smith & Associates, Ltd. each month with a complete listing of all funds, securities and other assets in the Accounts.

3. Client Information. To assist Benj. A. Smith & Associates, Ltd. with performance of its duties, Macatawa Bank agrees to furnish Benj. A. Smith & Associates, Ltd. with current information regarding Account owner's finances and investments, and Account owner's investment philosophy and goals. All information and advice furnished by either Macatawa Bank or Benj. A. Smith & Associates, Ltd. to the other shall be treated as confidential and shall not be disclosed to third parties except as required by law.

4. Investment Recommendations. Benj. A. Smith & Associates, Ltd. agrees to review the Accounts on a regular basis, and to make recommendations to Macatawa Bank as to the retention or sale of assets in the Accounts of assets in the Accounts. Benj. A. Smith & Associates, Ltd. will make recommendations that it believes are consistent with the information provided by Macatawa Bank, concerning Account owner's finances and investments, and Account owner's investment philosophy and goals, with recommendations being based on such investment information and other data as Benj. A. Smith & Associates, Ltd. has, at the time, in its possession. Benj. A. Smith & Associates, Ltd. will attempt to base its recommendations on information which it, in good faith, believes is reliable and complete, but Benj. A. Smith & Associates, Ltd. does not guarantee the accuracy of such information.

5. Transactions by Advisor. Benj. A. Smith & Associates, Ltd. may purchase, sell or exchange securities and other assets of the Accounts. Such actions taken by Benj. A. Smith & Associates, Ltd. are to be done according to the investment policies and guidelines established and adopted by the Trust Committee and

     Board of Directors of Macatawa Bank. Unless otherwise directed by Macatawa Bank, orders may be placed with such brokers, dealers or banks as Benj. A. Smith & Associates, Ltd. may select. If Macatawa Bank directs Benj. A. Smith & Associates, Ltd. to use a particular broker or dealer Benj. A. Smith & Associates, Ltd. may not be authorized to negotiate commissions on behalf of Macatawa Bank, and may not be able to obtain volume discounts or best execution of transactions. All commissions shall be charged to the Accounts.

6. Voting of Securities. Unless otherwise specifically agreed in writing, Benj. A. Smith & Associates, Ltd. will not be required to take action, or render any advice, with respect to the voting of securities in the Account.

7. Contracts with Others. Benj. A. Smith & Associates, Ltd. acts as advisor to other clients and may continue to give advice, and take action, with respect to any of those which may differ from the advice given, or timing or nature of the action taken, with respect to the Accounts.

8. Compensation. Benj. A. Smith & Associates, Ltd. compensation for the services provided in this agreement shall be calculated and paid in accordance with the Schedule of Fees attached as Schedule "B".

9. Liability of Benj. A. Smith & Associates, Ltd.. Benj. A. Smith & Associates, Ltd. shall not be responsible or liable for any error of judgement or for any mistake of law or for any costs, expenses, liability, losses or decline in the value of any securities or other assets in the Account unless it is established to have been caused by Benj. A. Smith & Associates, Ltd. willful misfeasance or bad faith on the performance of Benj. A. Smith & Associates, Ltd. [Agents] duties, or by reason of Benj. A. Smith & Associates, Ltd. reckless disregards of its obligation under this agreement, or breach of any statutory duty.

10. Disclosure Statement. Macatawa Bank acknowledges receipt of Benj. A. Smith & Associates, Ltd. Disclosure Statement, as required by Rule 204-3 under the Investment Advisors Act of 1940, not less than 48 hours prior to entering into any written or oral investment advisory contract.

11. Agreement not assignable. No assignment (as that term is defined in the Investment Advisors Act of 1940) of this Agreement may be made by Benj. A. Smith & Associates, Ltd. without the written consent of Macatawa Bank.

12. Termination. This Agreement may be terminated at any time upon (30) days prior written notice by either party, with termination being effective on the date stated in the notice.

13. Notices. Notices required to be given under this Agreement shall be delivered in person or sent by first class mail to the address of Macatawa Bank and Benj. A. Smith & Associates, Ltd. set forth at the beginning of the Agreement. Notices

                            Exhibit 10.11 - Page 2
     shall be deemed to be given upon personal delivery, or upon the third business day after mailing postage prepaid.

14. Entire Agreement: Interpretation: Effectiveness. This Agreement constitutes the entire agreement of the parties with respect to Benj. A. Smith & Associates, Ltd. services for the Accounts and can be amended only by a written agreement signed by the parties. This Agreement shall be interpreted and construed under Federal Law to the extent permitted, and any parts not governed thereby shall be governed by the laws of the State of Michigan. This Agreement shall not be effective until executed and accepted by Benj. A. Smith & Associates, Ltd. at its office in Holland, Michigan.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be effective on the date set forth above.
                                        Macatawa Bank

Dated:  __________________, 2000.       By:  _______________________________

                                             Its: __________________________

                                        Benj. A. Smith & Associates, Ltd.

                                        By: ________________________________

                                             Its: __________________________

                            Exhibit 10.11 - Page 3

                                   EXHIBIT A

                                   ACCOUNTS

The following accounts constitute the purpose of this Agreement:

Account Name                                 Trust Account Number
------------                                 --------------------

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________


Other Assets

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

                            Exhibit 10.11 - Page 4

                                 SCHEDULE "B"

                    Advisor Compensation - Schedule of Fees

     Benj. A. Smith & Associates, Ltd. will be paid an annual negotiated market value fee between 35 and 75 basis points on the market value of assets on which Benj. A. Smith & Associates, Ltd. advises computed quarterly in arrears.

                            Exhibit 10.11 - Page 5